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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 14, 2002

                               MARGO CARIBE, INC.
             (Exact name of registrant as specified in this charter)

         PUERTO RICO                                              0-15336
(State or other jurisdiction of                            (Commission File No.)
       incorporation)

                                   66-0550881
                       (IRS Employer Identification No.)

    ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                      00692
      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (787) 883-2570

          (Former Name or Former Address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  99.1 Certification of Principal Executive Officer and Principal Financial Officer dated August 13, 2002.


ITEM 9. REGULATION FD DISCLOSURE


     On August 14, 2002, the Principal Executive Officer, Michael J. Spector, and the Principal Financial Officer, Alfonso Ortega, of Margo Caribe, Inc., a Puerto Rico corporation, submitted to the SEC a certification pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

     A copy of the certification is attached as Exhibit 99.1 to this report.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By: /s/ Alfonso Ortega
                                            ------------------------------------
                                                 Alfonso Ortega
                                                 Vice President and
                                                 Chief Financial Officer

Date: August 14, 2002



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                                  EXHIBIT 99.1





                                  CERTIFICATION

                Pursuant to Section 906 of the Sarbanes-Oxley Act
           of 2002 (Subsections (a)and(b) of Section 1350, Chapter 63
                          Title 18, United States Code)



Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Margo Caribe, Inc., a Puerto Rico corporation (the "Company"), does hereby certify, to such officers' knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated : August 13, 2002                     /s/ Michael J. Spector
                                            ------------------------
                                            Michael J. Spector
                                            Chief Executive Officer




Dated : August 13, 2002                     /s/ Alfonso Ortega
                                            ------------------------
                                            Alfonso Ortega
                                            Chief Financial Officer



The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.